Exhibit 10.1

THIRD AMENDMENT
This THIRD AMENDMENT, dated as of March 15, 2018 (this “Agreement”), to the CREDIT AGREEMENT dated as of August 16, 2016 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), is entered into by and among LEIDOS INNOVATIONS CORPORATION (f/k/a Abacus Innovations Corporation), a Delaware corporation (the “Borrower”), LEIDOS HOLDINGS, INC., a Delaware corporation (“Holdings”), the LENDERS party hereto and CITIBANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Secured Parties Collateral Agent and Non-Notes Secured Parties Collateral Agent (capitalized terms used but not defined herein have the meaning provided in the Existing Credit Agreement). Citibank, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Goldman Sachs Bank USA, The Bank of Nova Scotia and Wells Fargo Securities, LLC have been appointed to act as joint lead arrangers and joint bookrunners in connection with this Agreement (in such capacities, the “Arrangers”).
W I T N E S S E T H
WHEREAS, pursuant to the Existing Credit Agreement, the Existing B Term Loan Lenders (as defined below) have made B Term Loans to the Borrower on the terms and subject to the conditions set forth therein;
WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended (as so amended, the “Amended Credit Agreement”) to provide for:
(a)the reduction of the Applicable Margin for the B Term Loans (including the B Term Loans outstanding immediately prior to the Third Amendment Effective Date (as defined below) (the “Existing B Term Loans”)); and
(b)    the modification of certain other provisions in the Existing Credit Agreement, as provided herein; and
WHEREAS, each Lender holding Existing B Term Loans (each, an “Existing B Term Loan Lender”) that executes and delivers a signature page to this Agreement as a “Continuing B Term Loan Lender” (each, a “Continuing B Term Loan Lender”) at or prior to 5:00 p.m., New York City time, on March 7, 2018 (the “TLB Signing Date and Time”) will, in each case, have agreed to the terms of this Agreement upon the effectiveness of this Agreement on the Third Amendment Effective Date. Each Existing B Term Loan Lender that does not execute and deliver a signature page to this Agreement at or prior to the TLB Signing Date and Time (each, a “Departing B Term Loan Lender”), will be deemed not to have agreed to this Agreement, and will be subject to the mandatory assignment provisions of Section 2.18(b) of the Amended Credit Agreement upon the effectiveness of this Agreement on the Third Amendment Effective Date (it being understood that the interests, rights and obligations of the Departing B Term Loan Lenders under the Loan Documents will be assumed by Citibank, N.A. (in such capacity, the “New B Term Loan Lender”), in each case in accordance with Section 2.18(b) of the Amended Credit Agreement and Section 2 hereof).

NOW, THEREFORE, the parties hereto agree as follows:
SECTION 1.Amendment of the Existing Credit Agreement. Effective as of the Third Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:
(a)    The following definitions are added in the appropriate alphabetical order to Section 1.01 of the Existing Credit Agreement:
“Third Amendment” shall mean that certain Third Amendment to this Agreement, dated as of the Third Amendment Effective Date, among the Borrower, Holdings, the Lenders party thereto, the Administrative Agent, the Secured Parties Collateral Agent and the Non-Notes Secured Parties Collateral Agent.
“Third Amendment Effective Date” means March 15, 2018.
(b)    Clause (1) of the first paragraph of the definition of “Applicable Margin” in the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(1) with respect to any B Term Loan (x) in the case of Eurocurrency Rate Loans, (i) 2.75% per annum (for any day prior to the First Amendment Effective Date), (ii) 2.25% per annum (for any day on or after the First Amendment Effective Date but prior to the Second Amendment Restatement Date), (iii) 2.00% per annum (for any day on or after the Second Amendment Restatement Date but prior to the Third Amendment Effective Date) and (iv) 1.75% per annum (for any day on or after the Third Amendment Effective Date) and (y) in the case of Base Rate Loans, (i) 1.75% per annum (for any day prior to the First Amendment Effective Date), (ii) 1.25% per annum (for any day on or after the First Amendment Effective Date but prior to the Second Amendment Restatement Date), (iii) 1.00% per annum (for any day on or after the Second Amendment Restatement Date but prior to the Third Amendment Effective Date) and (iv) 0.75% per annum (for any day on or after the Third Amendment Effective Date) and”
(c)    The definition of “B Term Loan” in the Existing Credit Agreement is hereby amended by adding the following sentence after the last sentence of such definition:
“The aggregate principal amount of B Term Loans as of the Third Amendment Effective Date is $1,120,135,499.99.”
(d)    The second sentence of the definition of “Interest Period” in the Existing Credit Agreement is hereby amended by amending and restating the first parenthetical phrase set forth therein in its entirety to read as follows:
“(or, (i) with respect to the Interest Period commencing on the Closing Date, the period from the Closing Date to August 31, 2016, (ii) with respect to the Interest Period for the B Term Loan commencing on the First Amendment Effective Date, the period from the First Amendment Effective Date to February 28, 2017, (iii) with respect to the Interest Period for the A3 Term Loan, A5 Term Loan or the B Term Loan commencing on the Second Amendment Restatement Date, the period from the Second Amendment Restatement Date to August 31, 2017, and (iv) with respect to the Interest Period for the B Term Loan commencing on the Third Amendment Effective Date, the period from the Third Amendment Effective Date to March 29, 2018)”
(e)    The fifth and sixth sentences of Section 2.02(a) of the Existing Credit Agreement are hereby amended and restated in their entirety to read as follows:
“Notwithstanding any other provision contained herein to the contrary, the last day of each Interest Period in effect with respect to each B Term Loan outstanding immediately prior to (x) the First Amendment Effective Date shall be deemed to be the First Amendment Effective Date, and on the First Amendment Effective Date, the Borrower shall pay interest on the unpaid principal amount of each B Term Loan that is accrued and unpaid through but excluding the First Amendment Effective Date at the rate per annum applicable to such Interest Period under Section 2.07(a)(i) or 2.07(a)(ii), as applicable, (y) the Second Amendment Restatement Date shall be deemed to be the Second Amendment Restatement Date, and on the Second Amendment Restatement Date, the Borrower shall pay interest on the unpaid principal amount of each B Term Loan that is accrued and unpaid through but excluding the Second Amendment Restatement Date at the rate per annum applicable to such Interest Period under Section 2.07(a)(i) or 2.07(a)(ii), as applicable, and (z) the Third Amendment Effective Date shall be deemed to be the Third Amendment Effective Date, and on the Third Amendment Effective Date, the Borrower shall pay interest on the unpaid principal amount of each B Term Loan that is accrued and unpaid through but excluding the Third Amendment Effective Date at the rate per annum applicable to such Interest Period under Section 2.07(a)(i) or 2.07(a)(ii), as applicable. Each B Term Loan outstanding as of (A) the First Amendment Effective Date will be deemed continued on the First Amendment Effective Date as a B Term Loan with an initial Interest Period as set forth on the notice of continuation attached as Exhibit A to the First Amendment, (B) the Second Amendment Restatement Date will be deemed continued on the Second Amendment Restatement Date as a B Term Loan with an initial Interest Period as set forth on the notice of continuation attached as Exhibit A to the Second Amendment and (C) the Third Amendment Effective Date will be deemed continued on the Third Amendment Effective Date as a B Term Loan with an initial Interest Period as set forth on the notice of continuation attached as Exhibit A to the Third Amendment.”
(f)    Section 2.10(a)(ii) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
“If a Repricing Event occurs (A) prior to the date that is six months after the Closing Date, (B) after the First Amendment Effective Date and prior to the date that is six months after the First Amendment Effective Date, (C) after the Second Amendment Restatement Date and prior to the date that is six months after the Second

Amendment Restatement Date, or (D) after the Third Amendment Effective Date and prior to the date that is six months after the Third Amendment Effective Date, the Borrower shall pay to the Agent, for the ratable account of each B Term Loan Lender (including each B Term Loan Lender that is a Non-Approving Lender (if any) in the case of a Repricing Event under clause (ii) of the definition thereof) on the date of such Repricing Event, a prepayment premium in an amount equal to 1.00% of the aggregate principal amount of B Term Loans prepaid, repaid or assigned in connection with such Repricing Event.”
SECTION 2.    Transactions on the Third Amendment Effective Date. o Effect on the B Term Loan Lenders and Existing B Term Loans. § Subject to the terms and conditions set forth herein and in the Amended Credit Agreement, on the Third Amendment Effective Date, (A) the New B Term Loan Lender shall become, and each Continuing B Term Loan Lender shall continue to be, a “B Term Loan Lender” and a “Lender” under the Amended Credit Agreement and (B) the New B Term Loan Lender shall have, and each Continuing B Term Loan Lender shall continue to have, all the rights and obligations of a “B Term Loan Lender” and a “Lender” holding a B Term Loan under the Amended Credit Agreement.
(i)    On the Third Amendment Effective Date, pursuant to Section 2.18(b) of the Amended Credit Agreement, each Departing B Term Loan Lender shall be deemed to have assigned and delegated its Existing B Term Loans, together with all of its interests, rights (other than its existing rights to payments pursuant to Section 2.11 or Section 2.14 of the Existing Credit Agreement) and obligations under the Loan Documents in respect thereof, to the New B Term Loan Lender at a purchase price equal to the par principal amount of such Loans (the “TLB Purchase Price”), and the New B Term Loan Lender shall be deemed to have assumed and accepted the aggregate principal amount of such Existing B Term Loans deemed assigned by such Departing B Term Loan Lenders; it being understood and agreed that the aggregate principal amount of all such Existing B Term Loans so assigned and delegated is $36,058,750.29. Upon payment to a Departing B Term Loan Lender of (I) the TLB Purchase Price with respect to its Existing B Term Loans from the New B Term Loan Lender and (II) accrued and unpaid interest and fees (if any) in respect of its Existing B Term Loans through but excluding the Third Amendment Effective Date and all other amounts payable to it as of the Third Amendment Effective Date under the Loan Documents in respect of its Existing B Term Loans and other interests assigned by it under this Section 2(a)(ii) (including any amounts due under Section 9.04(f) of the Existing Credit Agreement that are payable as of the Third Amendment Effective Date) from the Borrower (and without the requirement of any further action on the part of such Departing B Term Loan Lender), such Departing B Term Loan Lender shall cease to be a party to the Existing Credit Agreement with respect to the Existing B Term Loans (and its interests, rights and obligations in respect thereof) deemed assigned by it under this Section 2(a)(ii).
(b)    The Borrower shall be deemed to have given notice to the Administrative Agent and each Departing B Term Loan Lender as required by Section 2.18(b) of the Existing Credit Agreement.

(c)    The New B Term Loan Lender, by delivering its signature page to this Agreement and assuming Existing B Term Loans hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, (i) the amendment of the Existing Credit Agreement provided for herein and (ii) each Loan Document and each other document required to be approved by any Agent, the Required Lenders or any other Lenders, as applicable, on the Third Amendment Effective Date (and after giving effect to the amendment of the Existing Credit Agreement provided for in this Agreement).
(d)    The Agent, by delivering its signature page to this Agreement, consents to this Agreement, the transactions contemplated hereby and the amendment of the Existing Credit Agreement effected hereby.
(e)    For purposes of clarity, all Existing B Term Loans shall continue to be outstanding as B Term Loans under the Amended Credit Agreement on and after the Third Amendment Effective Date, subject to the terms of the Amended Credit Agreement.
SECTION 3.    Conditions to Effectiveness of Agreement. The amendment of the Existing Credit Agreement and associated provisions set forth herein shall become effective as of the first date on which the following occur or have been waived in accordance with Section 9.01 of the Existing Credit Agreement (the “Third Amendment Effective Date”):
(a)    The Administrative Agent shall have received duly executed counterparts of this Agreement from (A) the Borrower, (B) Holdings, (C) Lenders constituting the Required Lenders, (D) the New B Term Loan Lender and (E) the Agent.
(b)    The Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary of each of the Borrower and Holdings, in each case, dated the Third Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws (or comparable organizational document) of such Person as in effect on the Third Amendment Effective Date and, if earlier, at all times since the date of the resolutions described in clause (B) below (or, where applicable, a certificate of the Secretary or Assistant Secretary of such Person certifying (1) that the applicable by-laws or comparable organizational document delivered on the First Amendment Effective Date or the Second Amendment Restatement Date, as applicable, were true and correct as of the First Amendment Effective Date or the Second Amendment Restatement Date, as applicable, and (2) as of the Third Amendment Effective Date, there have been no amendments or modifications to such documents since the First Amendment Effective Date or the Second Amendment Restatement Date, as applicable, and that such documents remain in full force and effect), (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or comparable governing body) of such Person authorizing the execution, delivery and performance of this Agreement and the other documents delivered in connection herewith to which such Person is a party and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation (or comparable organizational document) of such Person have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (c) below and (D) as to the incumbency and specimen signature of each Responsible Officer executing any document delivered in connection herewith on behalf of such Person.

(c)    The Administrative Agent shall have received (x) certified copies of the certificate or articles of incorporation (or comparable organizational document), including all amendments thereto, of each of the Borrower and Holdings, in each case, as in effect on the Third Amendment Effective Date, certified as of a recent date by the Secretary of State (or comparable entity) of the jurisdiction of its organization, and (y) a certificate as to the good standing of each of the Borrower and Holdings, in each case, as of a recent date, from the Secretary of State (or comparable entity) of the jurisdiction of its organization.
(d)    The Administrative Agent shall have received a favorable opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Borrower and Holdings, dated as of the Third Amendment Effective Date, addressed to the Administrative Agent, each Collateral Agent and each Lender in form and substance reasonably satisfactory to the Administrative Agent and covering the Borrower and Holdings, and each of the Borrower and Holdings hereby requests such counsel to deliver such opinions.
(e)    The representations and warranties made or deemed to be made in this Agreement shall be true and correct in all material respects.
(f)    The Administrative Agent shall have received a certificate from each of the Borrower and Holdings, in each case, dated the Third Amendment Effective Date and signed by a Responsible Officer of the Borrower or Holdings, as applicable, certifying to the matters set forth in clause (e) of this Section 3.
(g)    The Borrower shall have paid all fees and other amounts due and payable on or prior to the Third Amendment Effective Date pursuant to this Agreement or as separately agreed by the Borrower and any of the Arrangers or Lenders and all invoiced expenses of the Administrative Agent and the Arrangers relating hereto (including those of counsel to the Administrative Agent and the Arrangers).
(h)    The Borrower shall have paid to the Administrative Agent in immediately available funds an aggregate amount equal to the aggregate payments required to be made by the Borrower to the assignors pursuant to Section 2(a)(ii) hereof.
(i)    The Administrative Agent shall have received a notice of continuation, substantially in the form attached as Exhibit A to this Agreement, from the Borrower with respect to the Existing B Term Loans.
The Administrative Agent shall notify the Borrower, the Existing B Term Loan Lenders and the New B Term Loan Lender of the Third Amendment Effective Date, and such notice shall be conclusive and binding absent manifest error.
For purposes of determining compliance with the conditions specified above, each Lender party to this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to such Person unless the Administrative Agent shall have received written notice from such Person prior to the Third Amendment Effective Date specifying its objection thereto.
SECTION 4.    Representations and Warranties. Each of Holdings and the Borrower hereby represents and warrants to the Administrative Agent and each Lender on the Third Amendment Effective Date that:
(a)    This Agreement has been duly authorized, executed and delivered by each of Holdings and the Borrower and constitutes a legal, valid and binding obligation of each of Holdings and the Borrower, enforceable against each of Holdings and the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct (i) in the case of the representations and warranties qualified or modified as to materiality in the text thereof, in all respects and (ii) otherwise, in all material respects, in each case on and as of the Third Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be so true and correct, or true and correct in all material respects, as applicable, on and as of such earlier date, and except that the representations and warranties contained in Section 4.06(a) of the Existing Credit Agreement will be deemed to refer to the most recent financial statements that have been delivered pursuant to Section 5.08(b) of the Existing Credit Agreement.
(c)    No Default or Event of Default has occurred and is continuing or would result from the transactions provided for in this Agreement.
SECTION 5.    Effects on Loan Documents; No Novation. o Except as expressly set forth herein, this Agreement shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the Amended Credit Agreement or any other Loan Document, all of which shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
o Except as expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.
(a)    On and after the Third Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Amended Credit

Agreement. The Borrower and the other parties hereto acknowledge and agree that this Agreement shall constitute a Loan Document for all purposes of the Existing Credit Agreement, the Amended Credit Agreement and the other Loan Documents.
(b)    Neither this Agreement nor the effectiveness of the Amended Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Security and Guarantee Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Existing Credit Agreement or the Security and Guarantee Documents or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Agreement, the Amended Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities thereunder.
SECTION 6.    Acknowledgement. Each party hereto hereby acknowledges and agrees that this Agreement constitutes a written instrument of assignment and delegation as required by Section 2.18(d) of the Amended Credit Agreement.
SECTION 7.    Waiver. The Agent hereby waives the processing and recordation fee provided for in Section 9.07(b)(iv) of the Existing Credit Agreement in connection with any assignment of B Term Loans by Departing B Term Loan Lenders to the New B Term Loan Lender.
SECTION 8.    Further Assurances. Each of the Borrower and Holdings agrees to take any further action that is reasonably requested by the Administrative Agent to effect the purposes of this Agreement and the transactions contemplated hereby.
SECTION 9.    APPLICABLE LAW, JURISDICTION, WAIVER OF JURY TRIAL. THE PROVISIONS OF SECTIONS 9.09, 9.12 AND 9.16 OF THE EXISTING CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.
SECTION 10.    Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or email shall be effective as delivery of an originally executed counterpart of this Agreement.
SECTION 11.    Notices. All notices, requests and demands to or upon the respective parties hereto shall be given in the manner, and become effective, as set forth in Section 9.02 of the Amended Credit Agreement.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

LEIDOS INNOVATIONS CORPORATION
By:	/s/ Marc H. Crown
Name: Marc H. Crown
Title: Treasurer

LEIDOS HOLDINGS, INC.
By:	/s/ Marc H. Crown
Name: Marc H. Crown
Title: Senior Vice President and Treasurer

SIGNATURE PAGE TO THIRD AMENDMENT

CITIBANK, N.A., as the Administrative Agent, the Secured Parties Collateral Agent, the Non-Notes Secured Parties Collateral Agent, the New B Term Loan Lender and a Lender
By:	/s/ Matthew Bashaw
Name: Matthew Bashaw
Title: Vice President

SIGNATURE PAGE TO THIRD AMENDMENT

SIGNATURE PAGE TO
THE THIRD AMENDMENT OF THE
LEIDOS INNOVATIONS CORPORATION CREDIT AGREEMENT
(CONTINUING B TERM LOAN LENDER)

The undersigned, by executing this signature page as a Continuing B Term Loan Lender, agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

Name of Lender:___________________________ For any Lender requiring a second signature line: Name of Lender:___________________________

SIGNATURE PAGE TO THIRD AMENDMENT

SIGNATURE PAGE TO
THE THIRD AMENDMENT OF THE
LEIDOS INNOVATIONS CORPORATION CREDIT AGREEMENT
(A5 TERM LOAN LENDER)

The undersigned, by executing this signature page as an A5 Term Loan Lender, agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

Name of Lender:___________________________ For any Lender requiring a second signature line: Name of Lender:___________________________

SIGNATURE PAGE TO THIRD AMENDMENT

EXHIBIT A

Notice of Continuation

Citibank, N.A., as Agent
for the Lenders party
to the Credit Agreement
referred to below
1615 Brett Road, Building #3
New Castle, Delaware 19720
Attention: Bank Loan Syndications

March 15, 2018

Re: Notice of Continuation

Ladies and Gentlemen:

The undersigned, LEIDOS INNOVATIONS CORPORATION (f/k/a Abacus Innovations Corporation), refers to the Credit Agreement, dated as of August 16, 2016 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among the undersigned, Holdings, certain Lenders party thereto and Citibank, N.A., as Agent for said Lenders, and hereby gives you notice pursuant to the Credit Agreement and subject to the effectiveness of that certain Third Amendment to the Credit Agreement, that the undersigned hereby requests to continue the $1,120,135,499.99 aggregate principal amount of B Term Loans outstanding as of the Third Amendment Effective Date as Eurocurrency Rate Loans under the B Term Loan Facility with a new Interest Period (the “Proposed Continuation”):

(i)    The Business Day of the Proposed Continuation is March 15, 2018.
(ii)    The Loans to be continued are the $1,120,135,499.99 aggregate principal amount of B Term Loans outstanding as of the Third Amendment Effective Date.
(iii)    The initial Interest Period for the Eurocurrency Rate Loans made as part of the Proposed Continuation is one month, beginning on the Third Amendment Effective Date and ending on March 29, 2018.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Notice of Continuation to be duly executed and delivered as of the day and year first above written.

LEIDOS INNOVATIONS CORPORATION
By:
Name: Title:

SIGNATURE PAGE TO TLB NOTICE OF CONTINUATION